Third-Quarter 2024 Supplemental Presentation

October 23, 2024

MORNINGSTAR

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "prospects," or "continue." These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar's business and financial results are in our filings with the SEC, including our most recent Forms 8-K, 10-K, and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law.

In addition, this presentation references non-GAAP financial measures including, but not limited to, organic revenue, adjusted operating income, adjusted operating margin, adjusted operating expense, and free cash flow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in our filings with the SEC, including our most recent Forms 8-K, 10-K and 10-Q.

2 MORNINGSTAR®

Q3 2024 Financial Performance ($mil)



Revenue
+10.5%
Operating Income
+65.0%
Adjusted
Operating Income*
+41.6%
Free Cash Flow**
53.6%
23
24
23
24
23
24
23
24
$515.5
$569.4
$70.0
$115.5
$92.0
$130.3
$101.4
$155.8

* Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, all M&A-related expenses (related to merger, acquisition, and divestiture activity, including severance and earn-outs), and items related to the significant reduction and shift of the Company's operations in China in 2023 ("China transition"). **Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. See reconciliation tables in the appendix of this presentation.

3 MORNINGSTAR®

YTD 2024 Organic Revenue* Walk ($mil)



$1,499.9
54.9
48.3
36.5
14.7
13.3
15.1
1.4
$1,684.1
Q3 2023 Reported Revenue
Morningstar Credit
PitchBook
Morningstar Data and Analytics
Morningstar Wealth
Morningstar Retirement
Corporate and All Other**
Foreign Currency Adjustments
Q3 2024 Reported Revenue

* Organic revenue is a non-GAAP measure. The Company's five reportable segment bars represent organic growth and may not match changes in reported revenue. See reconciliation tables in the appendix of this presentation. **Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues.

4 MORNINGSTAR®

Quarterly Revenue Trend: Revenue Type ($mil)


$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
Transaction-Based Revenue*
Asset-Based Revenue*
License-Based Revenue*
Consolidated Organic Revenue Trend
-17.8%
-5.3%
18.3%
8.5%
-31.9%
-8.9%
14.9%
2.2%
-35.0%
-6.0%
14.3%
2.8%
-19.5%
-1.4%
12.2%
5.1%
0.1%
10.4%
10.6%
9.3%
18.0%
19.8%
10.3%
12.6%
27.3%
18.2%
9.9%
12.9%
37.2%
25.9%
7.5%
13.6%
25.9%
16.9%
6.4%
10.1%
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24

5

Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline), which is a non-GAAP measure. *In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022, based on the updated classifications; these adjustments are reflected in the Currency and Other line of the reconciliation tables in the appendix of this presentation.

MORNINGSTAR®

Q3 2024 Operating Margins


Operating Margin
Adjusted Operating Margin
13.6%
20.3%
17.8%
22.9%
23
24
23
24

Operating Margin Drivers:

- Revenue grew at a faster rate than expenses during the quarter, supporting increased operating and adjusted operating margins. Q3 23 operating and adjusted operating income included the impact of $6.0 million in Morningstar DBRS SEC settlement-related expenses and $5.0 million in severance costs related to targeted reorganizations in certain parts of the business.
- Compensation and benefits and technology infrastructure costs increased during the quarter.

6

Adjusted operating margin is a non-GAAP measure. See reconciliation table in the appendix of this presentation.

MORNINGSTAR®

QTD Adjusted Operating Income[(1)] Walk Q3 2023 to Q3 2024 ($mil)


$92.0
53.9
6.0
5.0
1.0
0.8
–1.0
–1.4
–2.1
–6.0
–17.9
$130.3
Q3 2023
Change in Revenue
Morningstar DBRS SEC Settlements (2)
Severance (3)
Stock-based Compensation
Sales Commissions
Advertising & Marketing
Travel & Related Activities
Professional Fees
Infrastructure Costs & Other (4)
Compensation & Benefits (5)
Q3 2024

7

(1) Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, all M&A-related expenses and items related to the China transition in 2023. See reconciliation table in the appendix of this presentation. Changes in this chart reflect these adjustments and may not match changes in reported expenses. (2) Q3 23 Morningstar DBRS SEC settlement expenses. (3) Severance from targeted reorganizations not related to the China transition. (4) Includes infrastructure costs (including 3rd party contracts with data providers, cloud costs, and Saas-based software subscriptions), facilities, depreciation/amortization, and capitalized labor. (5) Includes salaries, bonus, company-sponsored benefits, and severance not related to the Company's China operations or targeted reorganizations in certain parts of the business in Q3 23.

MORNINGSTAR®

YTD Adjusted Operating Income[(1)] Walk Q2 2023 to Q2 2024 ($mil)


$213.5
184.2
8.0
5.0
2.8
1.5
–0.2
–1.7
–1.9
–11.7
–27.4
$372.1
YTD 2023
Change in Revenue
Morningstar DBRS SEC Settlements (2)
Severance (3)
Sales Commissions
Stock-based Compensation
Professional Fees
Travel & Related Activities
Advertising & Marketing
Infrastructure Costs & Other (4)
Compensation & Benefits (5)
YTD 2024

8

(1) Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, all M&A-related expenses and items related to the China transition in 2023. See reconciliation table in the appendix of this presentation. Changes in this chart reflect these adjustments and may not match changes in reported expenses. (2) 2023 Morningstar DBRS SEC settlements expenses. (3) Severance from targeted reorganizations not related to the China transition. (4) Includes infrastructure costs (including 3rd party contracts with data providers, cloud costs, and Saas-based software subscriptions), facilities, depreciation/amortization, and capitalized labor. (5) Includes salaries, bonus, company-sponsored benefits, and severance not related to the Company's China operations or targeted reorganizations in certain parts of the business in Q3 23.

MORNINGSTAR®

Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP measure. See reconciliation table in the appendix of this presentation. 9 9 Revenue vs. Adjusted Operating Expense Growth 10 10 Adjusted operating expense growth is a non-GAAP measure. See reconciliation table in the appendix of this presentation. Headcount Trends 11 11 Headcount represents permanent, full-time employees. As of September 30, 2024, headcount was 11,149. Q3 2024 Cash Flow and Capital Allocation ($mil) 2 $191.9 $155.8 Operating Cash Flow Free Cash Flow Capital Allocation 12 12 ($mil) Capital Expenditures 36.1 Debt Repayments, Net 35.0 Dividends Paid 17.4 Free cash flow, a non-GAAP measure, is defined as cash provided by or used for operating activities less capital expenditures. See reconciliation table in the appendix of this presentation.

Morningstar Reportable Segments and Representative Products 13 Morningstar Data and Analytics Provides investors comprehensive data, research and insights, and investment analysis to empower investment decision-making. Morningstar Retirement Offers products to help individuals reach their retirement goals with highly personalized savings and investment advice at the employee level and scalable investment advisory and risk mitigation services at the employer and advisor level. Morningstar Credit Provides investors with credit ratings, research, data, and credit analytics solutions that contribute to the transparency of international and domestic credit markets. Morningstar Wealth Brings together our model portfolios and wealth platforms; practice and portfolio management software for registered investment advisers (RIAs); data aggregation and enrichment capabilities; and our individual investor platform. PitchBook Licensed Data (Morningstar Data) Morningstar Direct Morningstar Advisor Workstation Provides investors with access to a broad collection of data and research covering the private capital markets, including venture capital, private equity, private credit and bank loans, and merger and acquisition (M&A) activities. Investors can also access Morningstar’s data and research on public equities. PitchBook Platform LCD Managed Portfolios Morningstar Office Morningstar DBRS Morningstar Credit (Credit data and analytics) Managed Accounts Corporate and All Other* The operating segments of Morningstar Sustainalytics and Morningstar Indexes have been combined and presented as part of Corporate and All Other, which is not a reportable segment. Morningstar Sustainalytics Morningstar Indexes * Morningstar Data and Analytics Q3 24Q3 23 Q3 24 Performance Drivers: Morningstar Direct (+11.0%) and Morningstar Data (+7.0%) were the primary revenue contributors. Morningstar Direct benefited from growth across geographies. Increases in managed investment (fund) data and Morningstar Essentials helped drive Morningstar Data growth, partially offset by softness in exchange market data.     Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. $188.7 $198.5 14 14 Revenue ($mil) Q3 24Q3 23 $88.4 $91.4 Adjusted Operating Income ($mil) +3.4% 46.8% 46.0% Adj. Operating Margin +5.2% Reported +4.7% Organic Quarterly Segment Product Trends: Morningstar Data and Analytics Morningstar Direct* ($mil) 15 15 Morningstar Data ($mil) Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. *Morningstar Direct licenses totaled 18,767 as of the end of the third quarter of 2024, compared to 18,511 at the end of the prior-year quarter. Quarterly Segment Product Trends: Morningstar Data and Analytics Morningstar Advisor Workstation ($mil) 16 16 Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation

PitchBook Q3 24Q3 23 Q3 24 Performance Drivers: PitchBook revenue increased 12.2% on a reported and organic basis compared to the prior-year period, as PitchBook platform licenses users grew 19.0%, including the impact of legacy LCD clients who have moved to the PitchBook platform. Revenue growth reflected strength in PitchBook’s core investor and advisor client segments, including venture capital, private equity, and investment banks, partially offset by continued softness with corporates, especially smaller firms with more limited use cases.    Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. $139.6 $156.6 17 17 Revenue ($mil) Q3 24Q3 23 $39.1 $50.4 Adjusted Operating Income ($mil) +28.9% 28.0% 32.2% Adj. Operating Margin +12.2% Reported and Organic Quarterly Segment Product Trends: PitchBook PitchBook Platform and LCD* ($mil) 18 18 Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *Includes revenue from the PitchBook platform, direct data, and LCD. In quarterly supplemental presentations prior to Q1 2024, the PitchBook product area did not include LCD. PitchBook platform licensed users totaled 124,651 as of the end of the third quarter of 2024, compared to 104,792 at the end of the prior-year quarter. License counts reflect active users, including Morningstar active users, as well as legacy LCD clients who have migrated to PitchBook licenses. The timing of activities, such as user maintenance, user audits, provisioning  access, shutting off of users, and updates to the user lists when enterprise clients renew, result in fluctuations in license counts over time. As a result, license growth trends are best assessed on a rolling 12-month basis. Morningstar Credit Q3 24Q3 23 Q3 24 Performance Drivers: Morningstar Credit revenue increased 34.0% on an organic basis, compared to the prior-year period, as ratings-related revenue increased across asset classes and geographies with particular strength in commercial mortgage-backed securities, residential mortgage- backed securities, and asset-based securities. Higher corporate ratings revenue also contributed to growth.     Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. $52.9 $70.9 19 19 Revenue ($mil) Q3 24Q3 23 $2.8 $15.2 Adjusted Operating Income ($mil)  5.3% 21.4% Adj. Operating Margin +34.0% Reported and Organic 442.9% Quarterly Segment Product Trends: Morningstar Credit Revenue by Asset Class ($mil) Morningstar Credit Q3 24 Organic Revenue Drivers: Structured finance ratings accounted for 63% of revenue, fundamental ratings accounted for 31% of revenue, and data licensing revenue totaled 6%. Recurring revenue, which is derived primarily from surveillance, research, and other transaction-related services, represented 43.5% of total Morningstar DBRS revenue. Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. (1) Structured Finance: Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities. (2) Fundamental Ratings include Corporate, Financial Institutions, Sovereign, and Other. (3) In quarterly supplemental presentations prior to Q4 2023, data licensing revenue was included in “Other” under Fundamental Ratings. 20 20

Quarterly Segment Product Trends: Morningstar Credit Revenue by Geography ($mil) Morningstar Credit Q3 24 Organic Revenue Drivers: Organic revenue increased 51.7% in the U.S., primarily due to higher residential and commercial mortgage-backed securities (RMBS and CMBS) revenue.  Organic revenue increased 13.1% in Canada primarily due to higher CMBS and asset-backed securities revenue, and 19.6% in EMEA, primarily due to higher CMBS, corporate, and RMBS ratings revenue. Bars represent reported revenue. Percentages represent organic revenue growth (decline). Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. 21 21 27.6% 59.9% Morningstar Wealth Q3 24Q3 23 Q3 24 Performance Drivers: Morningstar Wealth revenue increased 6.1% on an organic basis compared to the prior-year period, primarily driven by growth in Investment Management, supported by higher revenue for strategist model portfolios offered on third-party platforms. Prior-year period operating expense included $1.4 million in severance related to targeted reorganizations. Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. $58.0 $61.8 22 22 Revenue ($mil) Q3 24Q3 23 ($8.2) ($0.7) Adjusted Operating Income (Loss) ($mil) (14.1%) (1.1%) Adj. Operating Margin +6.6% Reported +6.1% Organic NMF Quarterly Segment Product Trends: Investment Management ($bil) Investment Management Q3 24 AUMA: Investment Management’s assets under management and advisement (AUMA) increased 25.6% compared with the prior-year period, supported by strong market performance which drove higher asset values. Flows to Managed Portfolios were supported by net inflows outside the U.S. and to strategist portfolios in the U.S.   Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *Managed Portfolios – Wholesale: Through our distribution sales team, the Company offers investment strategies and services directly to financial advisors in banks, broker dealers with a corporate RIA, who have a corporate RIA insurance, and RIA channels that offer the Company’s investment strategies and services to their clients (the end investor). This remains the Company’s strategic focus. **Managed Portfolios – Non-Wholesale: The Company sells services directly to financial institutions, such as broker dealers, discount brokers, and warehouses. Our distribution sales team is not involved with the advisors of these firms. 23 23 Morningstar Retirement Q3 24Q3 23 Q3 24 Performance Drivers: Morningstar Retirement revenue increased 14.8% on an organic basis compared to the prior-year period as AUMA increased 24.2%. $27.7 $31.8 24 24 Revenue ($mil) Q3 24Q3 23 $14.7 $16.9 Adjusted Operating Income ($mil) +15.0% 53.1% 53.1% Adj. Operating Margin +14.8% Reported and Organic Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation.

Morningstar Retirement Q3 24 AUMA: The 24.2% increase in AUMA reflected market gains and positive net flows over the trailing 12 months, supported by strong growth in Advisor Managed Accounts. Quarterly Segment Product Trends: Morningstar Retirement ($bil) Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. (1) Managed Accounts include Retirement Manager and Advisor Managed Accounts. (2) Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. (3) Custom Models/CITs offer customized investment lineups for clients based on plan participant demographics or other specific factors. 25 25 Quarterly Product Trends: Corporate and All Other Morningstar Sustainalytics* ($mil) 26 26 Morningstar Indexes ($mil) Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *Revenue for Morningstar Sustainalytics’ license-based products decreased 8.8% on an organic basis in the third quarter of 2024, while revenue for Morningstar Sustainalytics’ transaction-based products (second-party opinions) decreased 25.1% on an organic basis. Quarterly Product Trends: Morningstar Indexes ($bil) 27 27 Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation Morningstar Indexes Q3 24 Assets: Asset value linked to Morningstar Indexes increased 37.5% compared to the prior-year period, driven by market performance and positive net inflows. Appendix

Q3 2024 Operating and Free Cash Flow Excluding Certain Items Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. Q3 2024 Q3 2023 % Change Cash provided by operating activities $191.9 $130.7 46.8% Capital expenditures (36.1) (29.3) 23.2% Free cash flow $155.8 $101.4 53.6% Items included in cash provided by operating activities Payments related to the Termination Agreement — — Non-recurring severance and related costs paid for the China transition and related to merger, acquisition, and divestiture activity   0.9 16.1 Contingent consideration related to acquisitions — — Cash provided by operating activities, excluding certain items $192.8 $146.8 31.3% Free cash flow, excluding certain items $156.7 $117.5 33.4% 29 29 YTD 2024 Operating and Free Cash Flow Excluding Certain Items Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. *Relates to the 2023 termination of the Company’s license agreement with Morningstar Japan K.K. (renamed SBI Global Asset Management). **Includes the operating cash flow impact of contingent consideration payments related to the LCD earn-out payment in 2023. YTD 2024 YTD 2023 % Change Cash provided by operating activities $438.2 $178.6 145.4% Capital expenditures (102.1) (89.1) 14.6% Free cash flow $336.1 $89.5 275.5% Items included in cash provided by operating activities Payments related to the Termination Agreement* — 59.9 Non-recurring severance and related costs paid for the China transition and related to merger, acquisition, and divestiture activity   0.9 26.2 Contingent consideration related to acquisitions** — 4.5 Cash provided by operating activities, excluding certain items $439.1 $269.2 63.1% Free cash flow, excluding certain items $337.0 $180.1 87.1% 30 30 Key Product Area Revenue ($mil) 31 31 Q3 2024 Q3 2023 % Change % Organic Change Morningstar Data and Analytics $198.5 $188.7 5.2% 4.7% Morningstar Data $76.6 $71.2 7.6% 7.0% Morningstar Direct $57.1 $51.2 11.5% 11.0% Morningstar Advisor Workstation $24.5 $25.2 (2.8%) (2.3%) PitchBook $156.6 $139.6 12.2% 12.2% PitchBook Platform and LCD* $153.8 $136.7 12.5% 12.5% Morningstar Wealth $61.8 $58.0 6.6% 6.1% Investment Management $35.6 $31.1 14.5% 13.3% Morningstar Credit $70.9 $52.9 34.0% 34.0% Morningstar Retirement $31.8 $27.7 14.8% 14.8% Corporate and All Other Morningstar Sustainalytics $27.9 $30.9 (9.7%) (10.3%) Morningstar Indexes $21.9 $17.6 24.4% 23.7% Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. *Also includes PitchBook direct data. In quarterly supplemental presentations prior to Q1 2024, the PitchBook product area included the PitchBook Platform and direct data, but not LCD. 32 32 Historical Segment Performance (1) Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. (2) Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated.

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Consolidated	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24
Reported Change in Revenue	9.2%	2.8%	5.0%	7.3%	10.1%	13.4%	13.2%	13.3%	10.5%
less: M&A and accounting changes	4.1%	3.6%	4.0%	2.7%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	-3.4%	-3.0%	-1.8%	-0.5%	0.8%	0.8%	0.3%	-0.3%	0.4%
Organic Change in Revenue	8.5%	2.2%	2.8%	5.1%	9.3%	12.6%	12.9%	13.6%	10.1%

License-Based	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24
Reported Change in Revenue	19.4%	16.0%	16.7%	14.8%	12.2%	12.4%	9.9%	6.8%	6.3%
less: M&A and accounting changes	5.0%	4.6%	4.4%	2.8%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	-3.9%	-3.5%	-2.0%	-0.2%	1.6%	2.1%	0.0%	-0.7%	-0.1%
Organic Change in Revenue	18.3%	14.9%	14.3%	12.2%	10.6%	10.3%	9.9%	7.5%	6.4%

Organic revenue is a non-GAAP number. In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022 based on the updated classifications; these adjustments are reflected in the Currency and Other line.

33

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Asset-Based	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24
Reported Change in Revenue	-1.6%	-6.1%	-4.7%	-0.4%	6.2%	14.4%	17.9%	25.9%	17.2%
less: M&A and accounting changes	5.0%	3.9%	2.1%	5.2%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	-1.3%	-1.1%	-0.8%	-4.2%	-4.2%	-5.4%	-0.3%	0.0%	0.3%
Organic Change in Revenue	-5.3%	-8.9%	-6.0%	-1.4%	10.4%	19.8%	18.2%	25.9%	16.9%

Transaction-Based	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24
Reported Change in Revenue	-20.7%	-34.5%	-34.2%	-18.5%	2.1%	18.4%	30.2%	39.3%	29.1%
less: M&A and accounting changes	0.0%	0.0%	2.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	-2.9%	-2.6%	-1.6%	1.0%	2.0%	0.4%	2.9%	2.1%	3.2%
Organic Change in Revenue	-17.8%	-31.9%	-35.0%	-19.5%	0.1%	18.0%	27.3%	37.2%	25.9%

Organic revenue is a non-GAAP number. In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022 based on the updated classifications; these adjustments are reflected in the Currency and Other line.

34

Reconciliation from Reported to Organic Revenue Change by Product Area

Morningstar Data	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24
Reported Change in Revenue	3.3%	1.6%	6.3%	7.9%	12.5%	14.4%	10.8%	4.5%	7.6%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	-6.3%	-5.3%	-3.7%	-0.4%	2.3%	2.0%	0.8%	-0.2%	0.6%
Organic Change in Revenue	9.6%	6.9%	10.0%	8.3%	10.2%	12.4%	10.0%	4.7%	7.0%

Morningstar Direct	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24
Reported Change in Revenue	4.8%	7.7%	7.0%	9.0%	11.5%	9.5%	11.9%	11.0%	11.5%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	-5.2%	-4.4%	-2.7%	-0.3%	1.7%	1.3%	0.4%	-0.6%	0.5%
Organic Change in Revenue	10.0%	12.1%	9.7%	9.3%	9.8%	8.2%	11.5%	11.6%	11.0%

PitchBook Platform and LCD*	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24
Reported Change in Revenue	57.9%	47.0%	39.4%	29.5%	14.7%	13.6%	13.0%	11.0%	12.5%
less: M&A and accounting changes	19.2%	16.3%	14.6%	8.1%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Organic Change in Revenue	38.7%	30.7%	24.8%	21.4%	14.7%	13.6%	13.0%	11.0%	12.5%

Organic revenue is a non-GAAP measure. *Also includes PitchBook direct data. In quarterly supplemental presentations prior to Q1 2024, the PitchBook product area included the PitchBook Platform and direct data, but not LCD.

35

Reconciliation from Reported to Organic Revenue Change by Product Area

Investment Management	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24
Reported Change in Revenue	-10.2%	-15.3%	-3.9%	-2.0%	6.9%	17.3%	13.5%	21.8%	14.5%
less: M&A and accounting changes	4.5%	5.4%	9.4%	10.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	-1.5%	-1.8%	-1.5%	-1.3%	0.0%	1.0%	-0.4%	-0.2%	1.2%
Organic Change in Revenue	-13.2%	-18.9%	-11.8%	-10.7%	6.9%	16.3%	13.9%	22.0%	13.3%

Morningstar Advisor Workstation	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24
Reported Change in Revenue	4.8%	5.6%	5.6%	6.8%	4.1%	2.9%	4.5%	2.0%	-2.8%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	0.0%	-1.0%	-0.6%	-0.5%	-0.5%	0.0%	0.0%	0.0%	-0.5%
Organic Change in Revenue	4.8%	6.6%	6.2%	7.3%	4.6%	2.9%	4.5%	2.0%	-2.3%

Morningstar Sustainalytics	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24
Reported Change in Revenue	32.3%	15.9%	10.5%	12.7%	17.9%	16.0%	12.8%	0.0%	-9.7%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	-13.5%	-10.0%	-5.4%	0.0%	4.2%	2.4%	0.6%	-0.7%	0.6%
Organic Change in Revenue	45.8%	25.9%	15.9%	12.7%	13.7%	13.6%	12.2%	0.7%	-10.3%

Organic revenue is a non-GAAP measure.

36

Reconciliation from Reported to Organic Revenue Change by Product Area 37 37 Organic revenue is a non-GAAP measure. 38 38 Reconciliation from Reported to Organic Revenue Change by Segment Organic revenue is a non-GAAP measure. Reconciliation from Consolidated Adjusted Operating Income to Consolidated Operating Income ($mil) 39 39 Adjusted operating income is a non-GAAP measure. (1) Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated. (2) Excludes finance lease amortization expense. (3) Reflects non-recurring expenses related to merger, acquisition, and divestiture activity including pre-deal due diligence, transaction costs, severance, and post-close integration costs. (4) Reflects costs associated with the significant reduction of the Company's operations in Shenzhen, China and the shift of work related to its global business functions to other Morningstar locations. Reconciliation from Operating Margin to Adjusted Operating Margin 40 40 Adjusted operating margin is a non-GAAP measure.

Reconciliation from Total Operating Expenses to Adjusted Operating Expense 41 41 Adjusted operating expense is a non-GAAP measure.